B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

Eastern District of New York

In re PROFILE TECHNOLOGIES, INC ,
Debtor

Case No. 8-11-73269

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: AUGUST 1-31, 2011

Date filed: 09/20/2011

Line of Business: PIPE INSPECTION SERVICES

NAISC Code: 213112

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

Richard L. Palmer

Original Signature of Responsible Party

Richard L. Palmer

Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

	Question	Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☑	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☑	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☑	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☑	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☑	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☑	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☑	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☑	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☑	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☑
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☑
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☑
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☑

B 25C (Official Form 25C) (12/08)

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☑
15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☑
16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☑	☐
17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☑
18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☑

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☑

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 12,250.00

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month	$ 5,839.14
Cash on Hand at End of Month	$ 36,216.91
PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL**	$ 36,216.91

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 21,871.23

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)*	$ 12,250.00
EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)*	$ 21,871.23
(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH**	$ -9,621.23

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 0.00

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 40,850.00

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	1
NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	1

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ 0.00
TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? SEE EXHIBIT G for billed Fees.	$ 0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ 0.00
TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$ 0.00

B 25C (Official Form 25C) (12/08)

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$ 150,000.00	$ 17,657.22	$ 132,342.78
EXPENSES	$ 128,125.00	$ 71,556.78	$ 56,568.22
CASH PROFIT	$ 21,875.00	$ -53,899.56	$ -75,774.56

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$ 30,000.00
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$ 25,625.00
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$ 4,375.00

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

7:13 PM
09/01/11

Profile Technologies, Inc. DIP
Reconciliation Summary
TD Bank -DIP Operating, Period Ending 08/31/2011

		Aug 31, 11
Beginning Balance		8,153.61
Cleared Transactions		
Checks and Payments - 30 items	-16,101.12	
Deposits and Credits - 5 items	52,249.00	
Total Cleared Transactions		36,147.88
Cleared Balance		44,301.49
Uncleared Transactions		
Checks and Payments - 11 items	-8,103.64	
Total Uncleared Transactions		-8,103.64
Register Balance as of 08/31/2011		36,197.85
New Transactions		
Checks and Payments - 5 items	-9,582.00	
Total New Transactions		-9,582.00
Ending Balance		26,615.85

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank -DIP Operating, Period Ending 08/31/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						8,153.61
Cleared Transactions						
Checks and Payments - 30 items						
Check	7/22/2011	1033	Matt Bracken	X	-344.02	-344.02
Check	7/30/2011	1034	Matthew Bracken	X	-1,983.38	-2,327.40
Check	7/30/2011	1035	Schacht Law Office	X	-150.00	-2,477.40
Check	8/9/2011	1037	CNA Insurance	X	-372.96	-2,850.36
Transfer	8/10/2011			X	-742.44	-3,592.80
Check	8/10/2011	1038	Snapper Shuler Ke...	X	-328.00	-3,920.80
Check	8/10/2011	E-debit	MSC Industrial Sup...	X	-53.04	-3,973.84
Check	8/12/2011	1039	Matthew Bracken	X	-1,983.38	-5,957.22
Check	8/16/2011	Debit	Home Depot	X	-4.26	-5,961.48
Check	8/18/2011	E-De...	FedEx	X	-21.80	-5,983.28
Check	8/22/2011	E-Debit	Microwave Compon...	X	-745.62	-6,728.90
Check	8/22/2011	E-Debit	Digi Key Corporation	X	-328.04	-7,056.94
Check	8/22/2011	E-Debit	MSC Industrial Sup...	X	-284.09	-7,341.03
Check	8/22/2011	E-Debit	Sealcon LLC	X	-243.83	-7,584.86
Check	8/22/2011	E-Debit	Pasternack Enterpri...	X	-227.75	-7,812.61
Check	8/22/2011	E-Debit	Pell, Inc.	X	-12.50	-7,825.11
Check	8/23/2011	1040	AFCO Insurance	X	-2,697.42	-10,522.53
Check	8/23/2011	E-Debit	Lowe's	X	-16.30	-10,538.83
Check	8/23/2011	Debit	TD Baml	X	-10.00	-10,548.83
Check	8/24/2011	1041	Teague Properties	X	-2,988.36	-13,537.19
Check	8/24/2011	1042	Qwest	X	-486.79	-14,023.98
Check	8/24/2011	1043	PNM	X	-209.22	-14,233.20
Check	8/24/2011	1044	New Mexico Gas C...	X	-43.47	-14,276.67
Check	8/24/2011	Debit	TD Baml	X	-10.00	-14,286.67
Check	8/25/2011	E-Debit	Electro Rent Corpor...,	X	-388.41	-14,675.08
Check	8/25/2011	E-Debit	Reno Windustrial Co.	X	-290.56	-14,965.64
Check	8/25/2011	E-Debit	Farwest Corrosion ...	X	-53.55	-15,019.19
Transfer	8/26/2011			X	-842.44	-15,861.63
Check	8/26/2011	Debit	Reno Windustrial Co.	X	-229.49	-16,091.12
Check	8/29/2011	Debit	TD Baml	X	-10.00	-16,101.12
Total Checks and Payments					-16,101.12	-16,101.12
Deposits and Credits - 5 items						
Deposit	8/23/2011			X	4,000.00	4,000.00
Deposit	8/24/2011			X	4,000.00	8,000.00
Deposit	8/26/2011			X	4,000.00	12,000.00
Deposit	8/29/2011			X	12,250.00	24,250.00
Deposit	8/29/2011			X	27,999.00	52,249.00
Total Deposits and Credits					52,249.00	52,249.00
Total Cleared Transactions					36,147.88	36,147.88
Cleared Balance					36,147.88	44,301.49
Uncleared Transactions						
Checks and Payments - 11 items						
Check	7/19/2011	1029	Qwest		-160.00	-160.00
Check	8/24/2011	E-Debit	Farwest Corrosion ...		-200.00	-360.00
Check	8/24/2011	E-Debit	Farwest Corrosion ...		-21.45	-381.45
Check	8/25/2011	E-Debit	Farwest Corrosion ...		-21.45	-402.90
Check	8/29/2011	1047	Matthew Bracken		-1,983.38	-2,386.28
Check	8/29/2011	1045	Matthew Bracken		-344.02	-2,730.30
Check	8/29/2011	1046	Matthew Bracken		-257.43	-2,987.73
Check	8/30/2011	1049	Elite Inspection and...		-3,865.63	-6,853.36
Check	8/30/2011	1048	Long Island Propert...		-1,153.27	-8,006.63
Check	8/30/2011	1050	Verizon		-54.26	-8,060.89
Check	8/30/2011	1051	AT & T		-42.75	-8,103.64
Total Checks and Payments					-8,103.64	-8,103.64
Total Uncleared Transactions					-8,103.64	-8,103.64
Register Balance as of 08/31/2011					28,044.24	36,197.85

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank -DIP Operating, Period Ending 08/31/2011

Type	Date	Num	Name	Clr	Amount	Balance
New Transactions						
Checks and Payments - 5 items						
Check	9/1/2011	1052	SSK Insurance LLC		-3,812.00	-3,812.00
Check	9/1/2011	1055	Teague Properties		-2,988.36	-6,800.36
Check	9/1/2011	1054	AFCO Insurance		-2,697.42	-9,497.78
Check	9/1/2011	1053	CNA Insurance		-57.96	-9,555.74
Check	9/1/2011	1056	Infocare, Inc.		-26.26	-9,582.00
Total Checks and Payments					-9,582.00	-9,582.00
Total New Transactions					-9,582.00	-9,582.00
Ending Balance					18,462.24	28,818.85

Profile Technologies, Inc. DIP
Reconciliation Summary
TD Bank-DIP Tax, Period Ending 08/31/2011

		Aug 31, 11
Beginning Balance		322.93
Cleared Transactions		
Checks and Payments - 3 items	-1,888.75	
Deposits and Credits - 2 items	1,584.88	
Total Cleared Transactions	-303.87	
Cleared Balance		**19.06**
Register Balance as of 08/31/2011		19.06
Ending Balance		19.06

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank-DIP Tax, Period Ending 08/31/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						322.93
Cleared Transactions						
Checks and Payments - 3 items						
Check	8/10/2011	E-debit	PayChex	X	-203.87	-203.87
Check	8/16/2011	E-Debit	PayChex	X	-842.44	-1,046.31
Check	8/31/2011	E-Debit	PayChex	X	-842.44	-1,888.75
Total Checks and Payments					-1,888.75	-1,888.75
Deposits and Credits - 2 items						
Transfer	8/10/2011			X	742.44	742.44
Transfer	8/26/2011			X	842.44	1,584.88
Total Deposits and Credits					1,584.88	1,584.88
Total Cleared Transactions					-303.87	-303.87
Cleared Balance					-303.87	19.06
Register Balance as of 08/31/2011					-303.87	19.06
Ending Balance					-303.87	19.06

Profile Technologies Inc - Debtor in Possession
DETAIL OF INCOME FOR MONTH
August 2011

Type	Date	Name	Memo	Account	Credit
SALES					
Deposit	8/31/2011	NORTHERN NATU...	Deposit	SALES	12,250.00
Total SALES					12,250.00
TOTAL					12,250.00

EXHIBIT B

Profile Technologies Inc - Debtor in Possession
DETAIL OF EXPENSES PAID THIS MONTH
August 2011

Date	Num	Name	Memo	Account	Debit
Aug 11					
8/31/2011	ED	MSC INDUSTRIAL		COST OF GOODS ...	53.04
8/31/2011		HOME DEPOT		COST OF GOODS ...	4.26
8/31/2011		MICROWAVE COM...		COST OF GOODS ...	745.62
8/31/2011		DIGI KEY		COST OF GOODS ...	326.04
8/31/2011		MSC INDUSTRIAL		COST OF GOODS ...	284.09
8/31/2011		SEALCON LLC		COST OF GOODS ...	243.83
8/31/2011		PASTERNACK EN...		COST OF GOODS ...	227.75
8/31/2011		PELI		COST OF GOODS ...	12.50
8/31/2011		LOWES		COST OF GOODS ...	16.30
8/31/2011		FARWEST CORRO...		COST OF GOODS ...	21.45
8/31/2011		FARWEST CORRO...		COST OF GOODS ...	200.00
8/31/2011		FARWEST CORRO...		COST OF GOODS ...	53.55
8/31/2011		FARWEST CORRO...		COST OF GOODS ...	21.45
8/31/2011		RENO WINDUSTRI...		COST OF GOODS ...	290.56
8/31/2011		RENO WINDUSTRI...		COST OF GOODS ...	229.49
8/31/2011		TD	WIRE FEE	BANK CHARGES	10.00
8/31/2011		TD		BANK CHARGES	10.00
8/31/2011		TD		BANK CHARGES	10.00
8/31/2011	1049	ELITE INSPECTION		CONTRACT LABOR	3,865.63
8/31/2011		ELECTRO RENT C...		EQUIPMENT RENT...	388.41
8/31/2011		FED EX		FREIGHT	21.80
8/31/2011	1037	CNA INSURANCE		INSURANCE	372.96
8/31/2011	1038	SNAPPER SHULER		INSURANCE	326.00
8/31/2011	1040	AFCO INS		INSURANCE	2,697.42
8/31/2011	1045	MATT BRACKEN		INSURANCE	344.02
8/31/2011	1041	TEAGUE PROPER...		RENT	2,988.36
8/31/2011	1048	LONG ISLAND PR...		RENT	1,028.50
8/31/2011	1042	QWEST		TELEPHONE	486.79
8/31/2011	1050	VERIZON		TELEPHONE	64.28
8/31/2011	1051	ATT		TELEPHONE	42.75
8/31/2011	1046	MATT BRACKEN		TRAVEL	257.43
8/31/2011	1043	PNM		UTILITIES	209.22
8/31/2011	1044	NEW MEXICO GAS		UTILITIES	43.47
8/31/2011	1045	LONG ISLAND PR...		UTILITIES	124.77
8/31/2011	1039	MATT BRACKEN		WAGES	1,983.38
8/31/2011	1047	MATT BRACKEN		WAGES	1,983.38
8/31/2011	5	PAYCHEX		OFFICE	203.87
8/31/2011	13			WAGES	1,283.24
8/31/2011	13			PAYROLL TAXES	401.64
Aug 11					21,871.23

EXHIBIT C

Outstanding Invoice - Pacific Gas and Electric	40,850.00

Exhibit E

Professional fees billed but not paid until approved
by the court.

Randall S D Jacobs, PLLC August billing	34,799.70
Reed Smith LLP August billing	648.00

Exhibit G

PROFILE TECHNOLOGIES, INC
DEBTOR IN POSSESSION

ACCOUNTANTS' COMPILATION
REPORT
ON FINANCIAL STATEMENTS
CASH BASIS

FOR THE MONTH ENDED
ENDED AUGUST 31, 2011

Robinson
Burdette
Martin &
Seright, L.L.P.
A professional services firm of
certified public accountants

Robinson
Burdette
Martin &
Seright, L.L.P.

a professional services firm of certified public accountants

9816 Slide Rd., Suite 301
Lubbock, TX 79424-5781
telephone (806) 744-3333
fax (806) 747-2100
www.rbmslp.com

Partners:
Rick A. Martin, CPA
John Seright, MSA, CPA/ABV, CVA, CFFA
Carolyn Robinson-Stephenson, CPA
Norman Allen, CPA
Woody Boyd, MSA, CPA/ABV, CVA
Brent Redford, CPA

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

Stockholders
Profile Technologies, Inc
Debtor In Possession

We have compiled the accompanying statement of assets, liabilities, and equity-cash tax basis of Profile Technologies, Inc Debtor in Possession for month ended August 31, 2011, and the related statement of revenues and expenses-cash basis for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Robinson Burdette Martin & Seright LLP.

September 19, 2011
Lubbock, Texas

Profile Technologies Inc - Debtor In Possession
Statement of Assets and Liabilities- Modified Cash Basis
As of August 31, 2011

	Aug 31, 11
ASSETS	
Current Assets	
Checking/Savings	
TD BANK	36,197.85
TAX ACCOUNT	19.06
Total Checking/Savings	36,216.91
Other Current Assets	
ACCT RECEIVABLE SHAREHOLDER	25,000.00
INVENTORY PARTS	10,000.00
Total Other Current Assets	35,000.00
Total Current Assets	71,216.91
Fixed Assets	
FURNITURE & FIXTURES	300.00
Total Fixed Assets	300.00
TOTAL ASSETS	71,516.91
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	
N/P Murphy Evans	39,999.00
1 · CREDITORS-UNSECURED -PRIORITY	628,150.24
2 · CREDITORS-UNSECURED NONPRIORITY	832,405.67
Total Other Current Liabilities	1,500,554.91
Total Current Liabilities	1,500,554.91
Total Liabilities	1,500,554.91
Equity	
Retained Earnings	-1,375,138.44
Net Income	-53,899.56
Total Equity	-1,429,038.00
TOTAL LIABILITIES & EQUITY	71,516.91

SEE ACCOUNTANTS' REPORT

Profile Technologies Inc - Debtor In Possession
Statement of Revenues and Expenses- Modified Cash Basis
August 2011

	Aug 11
Income	
SALES	12,250.00
Total Income	12,250.00
Cost of Goods Sold	
COST OF GOODS SOLD	2,731.93
Total COGS	2,731.93
Gross Profit	9,518.07
Expense	
CONTRACT LABOR	3,885.63
UTILITIES	377.46
TELEPHONE	583.80
OFFICE	203.87
FREIGHT	21.80
BANK CHARGES	30.00
EQUIPMENT RENTAL	368.41
INSURANCE	3,742.40
PAYROLL TAXES	401.64
RENT	4,016.86
TRAVEL	257.43
WAGES	5,250.00
Total Expense	19,139.30
Net Income	-9,621.23